January 31, 2000


Mr. Steve Goebel
4019 SW Downsview Court
Portland, OR  97221

Dear Steve:

     In connection with the acquisition by Portland Brewing Company ("PBC") of certain Assets of Saxer Brewing Company, the undersigned shareholders of PBC agree to vote all shares of PBC Common Stock owned or acquired by them, for Steve Goebel as a director of PBC, at each annual meeting of the shareholders of PBC, or at any special meeting of the shareholders of PBC at which directors are elected, held between the date of this letter agreement and January 31, 2003, provided,

     1. you are not in breach of the non-competition provisions included in the Consulting Agreement between you and PBC (which non-competition provisions are incorporated by reference in this letter agreement), notwithstanding that the term of such Consulting Agreement may have ended, and

     2.   you are not in breach of your fiduciary obligations to PBC.

     This letter agreement is a voting agreement under ORS 60.257. This letter agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


                                                Harmer Mill & Logging Supply Co.

/s/ Robert Malcolm MacTarnahan                      /s/ Robert Scott MacTarnahan
______________________________                  By:_____________________________
Robert Malcolm MacTarnahan                            Robert Scott MacTarnahan,
                                                      Vice President


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                                        MACTARNAHAN FAMILY TRUST
/s/ Robert Scott MacTarnahan
____________________________
ROBERT SCOTT MACTARNAHAN
                                           /s/ Robert M. MacTarnahan
                                        By:_________________________________
                                              Robert M. MacTarnahan, Trustee

MACTARNAHAN LIMITED PARTNERSHIP         BLACK LAKE INVESTMENTS

                                        /s/ Robert Malcolm MacTarnahan
                                        _______________________________
By: Harmer Mill & Logging Supply Co.    By: Robert Malcolm MacTarnahan,
                                        Partner

       /s/ Robert Scott MacTarnahan      /s/ Robert Scott MacTarnahan
    By:____________________________     ______________________________________
         Robert Scott MacTarnahan,      By:  Robert Scott MacTarnahan, Partner
         Vice President

/s/ Charles Anthony Adams               ELECTRA PARTNERS, INC.
___________________________
CHARLES ANTHONY ADAMS                      /s/ Charles Anthony Adams
                                        By:________________________________
                                           Charles Anthony Adams, President

/s/ Charles Francis Adams III           CHARLES A. ADAMS FAMILY TRUST
_____________________________
CHARLES FRANCIS ADAMS III                  /s/ Charles Anthony Adams
                                        By:_______________________________
                                           Charles Anthony Adams, Trustee
/s/ Katherine Maxwell Adams
___________________________
KATHERINE MAXWELL ADAMS

ACCEPTED AND AGREED:

/s/ Steve Goebel
___________________________                 Dated: January 31, 2000
Steve Goebel

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